NOTE 9 - FAIR VALUE MEASUREMENTS	2 Months Ended
Mar. 31, 2013
Notes to Financial Statements
NOTE 9 - FAIR VALUE MEASUREMENTS

NOTE 9 - FAIR VALUE MEASUREMENTS

The Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820. Under this FASB, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The standard outlines a valuation framework and creates a fair value hierarchy in order to increase the consistency and comparability of fair value measurements and the related disclosures. Under GAAP, certain assets and liabilities must be measured at fair value, and FASB ASC 820-10-50 details the disclosures that are required for items measured at fair value.

The Company has various financial instruments that must be measured under the new fair value standard including: cash in bank. The Company currently does not have non-financial assets or non-financial liabilities that are required to be measured at fair value on a recurring basis. The Company’s financial assets and liabilities are measured using inputs from the three levels of the fair value hierarchy. The three levels are as follows:

- Level 1: Quoted prices in active markets for identical instruments;

- Level 2: Other significant observable inputs (including quoted prices in active markets for similar instruments);

- Level 3: Significant unobservable inputs (including assumptions in determining the fair value of certain investments).

Financial assets and liabilities carried at fair value and measured on a recurring basis as of March 31, 2013 are classified in the hierarchy as follows:

	Level 1	Level 2	Level 3	Total
	$	$	$	$

Cash and cash equivalents	42,201	—	—	42,201
Total financial assets carried at fair value	42,201	—	—	42,201